M  A  C  K  -  C  A  L  I     R  E  A  L  T  Y     C  O  R  P  O  R  A  T  I  O  N

NEWS RELEASE

For Immediate Release

Contact:	Barry Lefkowitz Executive Vice President and Chief Financial Officer (732) 590-1000	Ilene Jablonski Senior Director, Marketing and Public Relations (732) 590-1000

MACK-CALI REALTY CORPORATION
ANNOUNCES THIRD QUARTER RESULTS

Edison, New Jersey – October 30, 2008 – Mack-Cali Realty Corporation (NYSE: CLI) today reported its results for the third quarter 2008.

Recent highlights include:

-	Reported net income per diluted share of $0.34;

-	Reported funds from operations per diluted share of $1.02;

-	Declared $0.64 per share quarterly common stock dividend; and

-	Closed $240 million mortgage financing.

FINANCIAL HIGHLIGHTS

Net income available to common shareholders for the third quarter 2008 equaled $22.6 million, or $0.34 per share, versus $23.0 million, or $0.34 per share, for the same quarter last year.  For the nine months ended September 30, 2008, net income available to common shareholders equaled $55.9 million, or $0.85 per share, versus $92.6 million, or $1.37 per share, for the same period last year.

Funds from operations (FFO) available to common shareholders for the quarter ended September 30, 2008 amounted to $82.1 million, or $1.02 per share, versus $77.5 million, or $0.93 per share, for the quarter ended September 30, 2007.  For the nine months ended September 30, 2008, FFO available to common shareholders amounted to $228.2 million, or $2.83 per share, versus $220.9 million, or $2.67 per share, for the same period last year.

Total revenues for the third quarter 2008 were $204.4 million as compared to $212.9 million for the same quarter last year.  For the nine months ended September 30, 2008, total revenues amounted to $591.9 million, compared to $606.7 million for the same period last year.

All per share amounts presented above are on a diluted basis.

The Company had 65,875,466 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 14,856,139 common operating partnership units outstanding as of September 30, 2008.  The Company had a total of 80,731,605 common shares/common units outstanding at September 30, 2008.

As of September 30, 2008, the Company had total indebtedness of approximately $2.2 billion, with a weighted average annual interest rate of 5.78 percent.  The Company had a total market capitalization of $5.0 billion and a debt-to-undepreciated assets ratio of 40.6 percent at September 30, 2008.  The Company had an interest coverage ratio of 3.6 times for the quarter ended September 30, 2008.

On October 28, 2008, the Company obtained $240 million in mortgage financing from The Northwestern Mutual Life Insurance Company and New York Life Insurance Company as co-lenders.  The mortgage loan, which is collateralized by its Harborside Plaza 5 office property, bears interest at a rate of 6.8 percent per annum and carries a 10-year term.  Proceeds from the loan were used to pay down outstanding borrowings under the Company’s unsecured revolving credit facility.  The Company currently has $95 million of outstanding borrowings under its $775 million unsecured revolving credit facility.

Mitchell E. Hersh, president and chief executive officer, commented, "Despite the general illiquidity in the financial markets we are extremely pleased that we have secured a $240 million mortgage on one of our trophy properties on the Jersey City waterfront, thereby enhancing our balance sheet liquidity.  In this environment, in particular, it is a testament to the strength and stability of our company.  We’re confident that Mack-Cali remains well positioned to navigate through this period of economic uncertainty and to capitalize on opportunities going forward."

DIVIDENDS

In September, the Company’s Board of Directors declared a cash dividend of $0.64 per common share (indicating an annual rate of $2.56 per common share) for the third quarter 2008, which was paid on October 10, 2008 to shareholders of record as of October 3, 2008.

The Board also declared a cash dividend on the Company’s 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period July 15, 2008 through October 14, 2008.  The dividend was paid on October 15, 2008 to shareholders of record as of October 3, 2008.

LEASING INFORMATION

Mack-Cali’s consolidated in-service portfolio was 91.8 percent leased at September 30, 2008, as compared to 92.3 percent at June 30, 2008.

For the quarter ended September 30, 2008, the Company executed 118 leases at its consolidated in-service portfolio totaling 1,114,224 square feet, consisting of 898,037 square feet of office space, 210,192 square feet of office/flex space and 5,995 square feet of industrial/warehouse space.  Of these totals, 220,340 square feet were for new leases and 893,884 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:

-
Arch Insurance Company, a division of Arch Capital Group Ltd. and a provider of property, casualty and specialty insurance, signed a new, 15-year and six month lease for 106,815 square-feet at Harborside Financial Center Plaza 3 in Jersey City.  Plaza 3 is a 725,600 square-foot office building that is 99.3 percent leased.

-
Forest Research Institute, Inc., a subsidiary of Forest Laboratories, Inc., signed an eight-year and five-month expansion of 35,587 square feet at Harborside Financial Center Plaza 5 in Jersey City. The firm now leases a total of 215,659 square feet at the 977,225 square-foot office building that is 100 percent leased.

-
GAB Robins North America, Inc., a national insurance industry service provider, signed a 50,025 square-foot renewal for 10 years at 9 Campus Drive in the Mack-Cali Business Campus in Parsippany.  The 156,495 square-foot office building is 93.6 percent leased.

-
Automated Resources Group LLC, a database marketing and subscription fulfillment solutions provider, signed a 10-year renewal of 16,982 square feet at 135 Chestnut Ridge Road in Montvale.  The 66,150 square-foot office building is 99.7 percent leased.

WESTCHESTER COUNTY, NEW YORK:

-
Montefiore Medical Center signed two new 10-year and two-month leases totaling 20,100 square feet at South Westchester Executive Park in Yonkers, consisting of 11,500 square feet at 3 Executive Boulevard and 8,600 square feet at 100 Corporate Boulevard.  3 Executive Boulevard is a 58,000 square-foot office building that is 96 percent leased and 100 Corporate Boulevard is a 78,000 square-foot office/flex building that is 98.3 percent leased.

-
Alphamedica Inc., an advertising agency, signed transactions totaling 17,027 square feet at two buildings in Westchester County, consisting of a six-year expansion of 3,796 square feet and a six-year and seven-month renewal of 8,754 square feet at 220 White Plains Road in Tarrytown and a six-year renewal of 4,477 square feet at 570 Taxter Road in Elmsford.  220 White Plains Road is an 89,000 square-foot office building that is 93.5 percent leased, and 570 Taxter Road is a 75,000 square-foot office building that is 75.9 percent leased.

SUBURBAN PHILADELPHIA:

-
Keystone Mercy Health Plan and Amerihealth Mercy Health Plan, a provider of personal lines insurance coverage, signed five-year renewals totaling 303,149 square feet at 100 and 200 Stevens Drive, located at Airport Business Center in Lester.  The tenant leases the entirety of both buildings.

-
Defense contractor Lockheed Martin Corporation signed a two-year renewal of 51,890 square feet at 232 Strawbridge Drive.  Located in Moorestown Corporate Center, 232 Strawbridge is a 74,258 square foot office building that is 98.8 percent leased.

-
Chartwell Investment Partners, an investment management firm, signed a seven-year renewal of 20,675 square feet at 1235 Westlakes Drive in Berwyn.  Located at Westlakes Office Park, the 134,902 square-foot office building is 100 percent leased.

WASHINGTON, DC/MARYLAND:

-
Vecna Technologies Inc., a software design firm, signed a new five-year and eight-month lease for 15,244 square feet at 6404 Ivy Lane in Greenbelt at Capitol Office Park.  The 165,234 square-foot office building is 68.8 percent leased.

NORTHERN AND CENTRAL NEW JERSEY JOINT VENTURE PROPERTIES:

-
J.H. Cohn LLP, an accounting and consulting firm, signed a 12-year and two-month expansion of 23,543 square feet at 4 Becker Farm Road in Roseland.  Located in 280 Corporate Center, the 281,762 square-foot office building is 98.8 percent leased.

-
Harris Interactive Inc., a provider of market research, signed an eight-year and eight-month renewal for 23,485 square feet at 5 Independence Way in Princeton.  The 113,376 square-foot office building is located in Princeton Corporate Center and is 84.8 percent leased.

-
Clive Samuels and Associates Inc., an engineering consulting firm, signed a new, seven-year lease for 21,860 square feet at 1 Independence Way, also located in Princeton Corporate Center.  The 112,984 square-foot office building is 76.2 percent leased.

-
Greenbaum, Rowe, Smith & Davis LLP, a law firm, signed a transaction totaling 17,295 square feet at 75 Livingston Avenue in Roseland at 280 Corporate Center, consisting of a five-year expansion of 4,180 square feet and 19-month renewal of 13,115 square feet.  The 94,221 square-foot office building is 69.6 percent leased.

Included in the Company’s Supplemental Operating and Financial Data for the third quarter 2008 are schedules highlighting the leasing statistics for both the Company’s consolidated and joint venture properties.

The supplemental information is available on Mack-Cali’s website, as follows:
http://www.mack-cali.com/graphics/shareholders/pdfs/3rd.quarter.sp.08.pdf

ADDITIONAL INFORMATION

The Company expressed comfort with net income and FFO per diluted share for the full year 2008 and 2009, as follows:
	Full Year	Full Year
	2008 Range	2009 Range
Net income available to common shareholders	$1.04 - $1.08	$0.50 - $0.70
Add: Real estate-related depreciation and amortization	2.66	2.75
Funds from operations available to common shareholders	$3.70 - $3.74	$3.25 - $3.45

These estimates reflect management’s view of current market conditions and certain assumptions with regard to rental rates, occupancy levels and other assumptions/projections.  Actual results could differ from these estimates.

An earnings conference call with management is scheduled for today, October 30, 2008 at 10:00 a.m. Eastern Time, which will be broadcast live via the Internet at:
http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=96021&eventID=1989415

The live conference call is also accessible by calling (913) 312-1239 and requesting the Mack-Cali conference call.

The conference call will be rebroadcast on Mack-Cali’s website at http://www.mack-cali.com beginning at 2:00 p.m. Eastern Time on October 30, 2008 through November 6, 2008.

A replay of the call will also be accessible during the same time period by calling (719) 457-0820 and using the pass code 6974266.

Copies of Mack-Cali’s Form 10-Q and Supplemental Operating and Financial Data are available on Mack-Cali’s website, as follows:

Third Quarter 2008 Form 10-Q:
http://www.mack-cali.com/graphics/shareholders/pdfs/3rd.quarter.10q.08.pdf

Third Quarter 2008 Supplemental Operating and Financial Data:
http://www.mack-cali.com/graphics/shareholders/pdfs/3rd.quarter.sp.08.pdf

In addition, these items are available upon request from:
Mack-Cali Investor Relations Dept.
343 Thornall Street, Edison, New Jersey 08837-2206
(732) 590-1000 ext. 1143

INFORMATION ABOUT FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”).  A reconciliation of net income per share to FFO per share is included in the financial tables accompanying this press release.

ABOUT THE COMPANY

Mack-Cali Realty Corporation is a fully-integrated, self-administered, self-managed real estate investment trust (REIT) providing management, leasing, development, construction and other tenant-related services for its class A real estate portfolio.  Mack-Cali owns or has interests in 294 properties, primarily office and office/flex buildings located in the Northeast, totaling approximately 33.7 million square feet.  The properties enable the Company to provide a full complement of real estate opportunities to its diverse base of approximately 2,200 tenants.

Additional information on Mack-Cali Realty Corporation is available on the Company’s website at http://www.mack-cali.com.

The information in this press release must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the press release without reference to the 10-Q and the Public Filings.

Statements made in this press release may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

		Quarter Ended
		September 30,
Revenues	2008	2007
Base rents	$147,809	$145,535
Escalations and recoveries from tenants	29,755	27,491
Construction services	12,268	22,912
Real estate services	3,347	5,567
Other income	11,184	11,376
Total revenues	204,363	212,881

Expenses
Real estate taxes	23,361	22,422
Utilities	24,706	21,944
Operating services	25,955	27,096
Direct construction costs	11,104	22,479
General and administrative	10,767	13,411
Depreciation and amortization	49,242	49,790
Total expenses	145,135	157,142
Operating income	59,228	55,739

Other (Expense) Income
Interest expense	(31,163)	(32,163)
Interest and other investment income	257	985
Equity in earnings (loss) of unconsolidated joint ventures	(269)	(1,559)
Minority interest in consolidated joint ventures	147	51
Gain on sale of marketable securities	--	--
Total other (expense) income	(31,028)	(32,686)
Income from continuing operations before
minority interest in Operating Partnership	28,200	23,053
Minority interest in Operating Partnership	(5,131)	(4,146)
Income from continuing operations	23,069	18,907
Discontinued operations (net of minority interest):
Income from discontinued operations	--	20
Realized gains (losses) and unrealized losses
on disposition of rental property, net	--	4,533
Total discontinued operations, net	--	4,553
Net income	23,069	23,460
Preferred stock dividends	(500)	(500)
Net income available to common shareholders	$22,569	$22,960

PER SHARE DATA:
Basic earnings per common share	$ 0.34	$ 0.34

Diluted earnings per common share	$ 0.34	$ 0.34

Dividends declared per common share	$ 0.64	$ 0.64

Basic weighted average shares outstanding	65,519	67,688

Diluted weighted average shares outstanding	80,617	83,088

Mack-Cali Realty Corporation
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

		Nine Months Ended
		September 30,
Revenues	2008	2007
Base rents	$444,499	$427,574
Escalations and recoveries from tenants	82,065	79,477
Construction services	36,334	68,722
Real estate services	10,016	13,267
Other income	18,955	17,628
Total revenues	591,869	606,668

Expenses
Real estate taxes	71,522	69,744
Utilities	65,794	54,818
Operating services	79,080	79,070
Direct construction costs	34,087	66,024
General and administrative	33,099	37,351
Depreciation and amortization	144,550	135,064
Total expenses	428,132	442,071
Operating income	163,737	164,597

Other (Expense) Income
Interest expense	(94,963)	(94,432)
Interest and other investment income	1,115	4,173
Equity in earnings (loss) of unconsolidated joint ventures	(533)	(5,486)
Minority interest in consolidated joint ventures	286	492
Gain on sale of marketable securities	471	--
Total other (expense) income	(93,624)	(95,253)
Income from continuing operations before
minority interest in Operating Partnership	70,113	69,344
Minority interest in Operating Partnership	(12,751)	(12,564)
Income from continuing operations	57,362	56,780
Discontinued operations (net of minority interest):
Income from discontinued operations	--	1,057
Realized gains (losses) and unrealized losses
on disposition of rental property, net	--	36,280
Total discontinued operations, net	--	37,337
Net income	57,362	94,117
Preferred stock dividends	(1,500)	(1,500)
Net income available to common shareholders	$55,862	$92,617

PER SHARE DATA:
Basic earnings per common share	$ 0.85	$ 1.38

Diluted earnings per common share	$ 0.85	$ 1.37

Dividends declared per common share	$ 1.92	$ 1.92

Basic weighted average shares outstanding	65,438	67,068

Diluted weighted average shares outstanding	80,573	82,515

Mack-Cali Realty Corporation
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

		Quarter Ended
		September 30,
	2008	2007
Net income available to common shareholders	$22,569	$22,960
Add: Minority interest in Operating Partnership	5,131	4,146
Minority interest in discontinued operations	--	1,025
Real estate-related depreciation and amortization on continuing operations (1)	54,406	54,964
Deduct: Discontinued operations – Realized gains (losses) and
unrealized losses on disposition of rental property, net	--	(5,554)
Funds from operations available to common shareholders (2)	$82,106	$77,541

Diluted weighted average shares/units outstanding (3)	80,617	83,088

Funds from operations per share/unit – diluted	$ 1.02	$ 0.93

Dividends declared per common share	$ 0.64	$ 0.64

Dividend payout ratio:
Funds from operations-diluted	62.84%	68.58%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 2,642	$ 1,916
Tenant improvements and leasing commissions	$ 9,946	$22,051
Straight-line rent adjustments (4)	$ 1,959	$ 2,146
Amortization of (above)/below market lease intangibles, net (5)	$ 2,004	$ 1,824

(1)	Includes the Company’s share from unconsolidated joint ventures of $5,243 and $5,336 for 2008 and 2007, respectively.
(2)
Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition.  For further discussion, see “Information About FFO” in this release.

(3)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares, (14,895 shares in 2008 and 15,248 shares in 2007), plus dilutive Common Stock Equivalents (i.e. stock options).

(4)	Includes the Company’s share from unconsolidated joint ventures of $215 and $907 for 2008 and 2007, respectively.
(5)	Includes the Company’s share from unconsolidated joint ventures of $409 and $426 for 2008 and 2007, respectively.

Mack-Cali Realty Corporation
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

		Nine Months Ended
		September 30,
	2008	2007
Net income available to common shareholders	$55,862	$92,617
Add: Minority interest in Operating Partnership	12,751	12,564
Minority interest in discontinued operations	--	8,374
Real estate-related depreciation and amortization on continuing operations (1)	159,601	151,339
Real estate-related depreciation and amortization on discontinued operations	--	424
Deduct: Discontinued operations – Realized gains (losses) and
unrealized losses on disposition of rental property, net	--	(44,414)
Funds from operations available to common shareholders (2)	$228,214	$220,904

Diluted weighted average shares/units outstanding (3)	80,573	82,515

Funds from operations per share/unit – diluted	$ 2.83	$ 2.67

Dividends declared per common share	$ 1.92	$ 1.92

Dividend payout ratio:
Funds from operations-diluted	67.79%	71.72%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 7,492	$ 7,053
Tenant improvements and leasing commissions	$38,078	$43,873
Straight-line rent adjustments (4)	$ 5,244	$ 9,386
Amortization of (above)/below market lease intangibles, net (5)	$ 5,988	$ 3,415

(1)	Includes the Company’s share from unconsolidated joint ventures of $15,294 and $16,751 for 2008 and 2007, respectively.
(2)
Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition.  For further discussion, see “Information About FFO” in this release.

(3)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares, (14,945 shares in 2008 and 15,242 shares in 2007), plus dilutive Common Stock Equivalents (i.e. stock options).

(4)	Includes the Company’s share from unconsolidated joint ventures of $900 and $2,353 for 2008 and 2007, respectively.
(5)	Includes the Company’s share from unconsolidated joint ventures of $1,240 and $1,097 for 2008 and 2007, respectively.

Mack-Cali Realty Corporation
Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

		Quarter Ended
		September 30,
	2008	2007
Net income available to common shareholders	$0.34	$0.34
Add: Real estate-related depreciation and amortization on continuing operations (1)	0.67	0.66
Deduct: Discontinued operations – Realized gains (losses) and unrealized losses on disposition of rental property, net	--	(0.07)
Minority interest/rounding adjustment	0.01	--
Funds from operations available to common shareholders (2)	$1.02	$0.93

Diluted weighted average shares/units outstanding (3)	80,617	83,088

(1)	Includes the Company’s share from unconsolidated joint ventures of $0.07 and $0.06 for 2008 and 2007, respectively.
(2)
Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition.  For further discussion, see “Information About FFO” in this release.

(3)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (14,895 shares in 2008 and 15,248 shares in 2007), plus dilutive Common Stock Equivalents (i.e. stock options).

Mack-Cali Realty Corporation
Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

		Nine Months Ended
		September 30,
	2008	2007
Net income available to common shareholders	$0.85	$1.37
Add: Real estate-related depreciation and amortization on continuing operations (1)	1.98	1.83
Real estate-related depreciation and amortization on discontinued operations	--	0.01
Deduct: Discontinued operations – Realized gains (losses) and unrealized losses on disposition of rental property, net	--	(0.54)
Funds from operations available to common shareholders (2)	$2.83	$2.67

Diluted weighted average shares/units outstanding (3)	80,573	82,515

(1)	Includes the Company’s share from unconsolidated joint ventures of $0.19 and $0.20 for 2008 and 2007, respectively.
(2)
Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition.  For further discussion, see “Information About FFO” in this release.

(3)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (14,945 shares in 2008 and 15,242 shares in 2007), plus dilutive Common Stock Equivalents (i.e. stock options).

Mack-Cali Realty Corporation
Consolidated Balance Sheets
(in thousands, except share amounts) (unaudited)

	September 30,	December 31,
	2008	2007
ASSETS:
Rental property
Land and leasehold interests	$729,549	$726,253
Buildings and improvements	3,783,728	3,753,088
Tenant improvements	417,954	397,132
Furniture, fixtures and equipment	8,880	8,956
	4,940,111	4,885,429
Less-accumulated deprec. & amort.	(1,002,168)	(907,013)
Net investment in rental property	3,937,943	3,978,416
Cash and cash equivalents	7,680	24,716
Marketable securities available for sale at fair value	--	4,839
Investments in unconsolidated joint ventures	179,809	181,066
Unbilled rents receivable, net	109,768	107,761
Deferred charges and other assets, net	226,071	246,386
Restricted cash	12,189	13,613
Accounts receivable, net	19,430	36,405

Total assets	$4,492,890	$4,593,202

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Senior unsecured notes	$1,633,345	$1,632,547
Revolving credit facility	293,000	250,000
Mortgages, loans payable and other obligations	304,516	329,188
Dividends and distributions payable	52,168	52,099
Accounts payable, accrued expenses and other liabilities	124,229	142,778
Rents received in advance and security deposits	53,389	51,992
Accrued interest payable	18,578	34,193
Total liabilities	2,479,225	2,492,797

Minority interests:
Operating Partnership	436,652	456,436
Consolidated joint ventures	1,164	1,414
Total minority interests	437,816	457,850
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000
and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
65,875,466 and 65,558,073 shares outstanding	657	656
Additional paid-in capital	1,890,134	1,886,467
Dividends in excess of net earnings	(339,942)	(269,521)
Accumulated other comprehensive income	--	(47)
Total stockholders’ equity	1,575,849	1,642,555

Total liabilities and stockholders’ equity	$4,492,890	$4,593,202